                            SIXTH AMENDMENT TO MASTER
                       PURCHASE ORDER ASSIGNMENT AGREEMENT

         This Sixth Amendment to that certain Master Purchase Order Assignment
Agreement (the "Amendment") is made as of the 12th day of September, 2003 and is by and between TRANSCAP TRADE FINANCE LLC, an Illinois limited liability company (and the successor in interest to Transcap Trade Finance, and Illinois general partnership) (the "Contractor") and MAJESCO SALES, INC., a New Jersey
corporation (the "Manufacturer").

                                   WITNESSETH:

         WHEREAS, the Contractor and the Manufacturer are parties to that certain Master Purchase Order Assignment Agreement dates as of July 21, 2000 as amended (the "Purchase Order Agreement");

         WHEREAS, the Contractor and the Manufacturer desire to increase the aggregate outstanding of the Purchase Order Agreement, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

         1. The "$10,000,000" amount set forth in paragraph 3(b)(iv) of the
Purchase Order Agreement is replaced with the following phrase "$10,000,000
(increased to $12,000,000 between September 15, 2003 and December 15, 2003)".

         2. Except as expressly set forth above, the Purchase Order Agreement has been modified in a manner satisfactory to each of the undersigned and each of the other agreements, instruments and document heretofore executed and delivered in connection therewith shall remain unmodified and in full force and effect.

         3. This Amendment will not be effective until each of the persons set forth on Addendum III of the Purchase Order Agreement shall have executed an acknowledgement to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.

         4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this
Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TRANSCAP TRADE FINANCE LLC

By: /s/ Michael Sear
    --------------------------------------
    Its: Executive Vice President

MAJESCO SALES, INC.

By: /s/ Jesse Sutton
    --------------------------------------
    Its:President

                                        2

                          ACKNOWLEDGEMENT OF GUARANTORS

Each of the undersigned hereby acknowledges receiving and reviewing that certain
Sixth Amendment to that certain Master Purchase Order Assignment Agreement (the
"Amendment"). Each of the undersigned, by its execution hereof, hereby agrees that the Guaranty previously executed by him or her shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order
Assignment Agreement shall be deemed to refer to the Master Purchase Order
Assignment Agreement as amended by the Amendment.

September 12, 2003

                                       ---------------------------------------
                                       Jesse Sutton

                                       ---------------------------------------
                                       Joe Sutton

                                       ---------------------------------------
                                       Adam Sutton

                                       ---------------------------------------
                                       Morris Sutton